Advanced Series Trust

PROSPECTUS • April 30, 2012

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses. The Portfolios offered in this Prospectus are set forth below.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST Goldman Sachs Concentrated
Growth Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST International Growth Portfolio

AST Large-Cap Value Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST PIMCO Limited Maturity Bond Portfolio

AST PIMCO Total Return Bond Portfolio

AST Small-Cap Growth Portfolio

AST T. Rowe Price Asset Allocation Portfolio

1	SUMMARY: AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
4	SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
7	SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO
10	SUMMARY: AST LARGE-CAP VALUE PORTFOLIO
13	SUMMARY: AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
16	SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO
19	SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO
23	SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO
26	SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
30	ABOUT THE FUND
31	PRINCIPAL RISKS
37	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
53	HOW THE FUND IS MANAGED
62	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
67	OTHER INFORMATION
69	FINANCIAL HIGHLIGHTS
79	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..90%
Distribution (12b-1) Fees	None
Other Expenses	..12%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	1.02%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Concentrated Growth	$104	$325	$563	$1,248

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 65% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio pursues its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments are in companies that the subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the subadviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate and such growth companies may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Non-diversification risk. As a non-diversified portfolio, the Portfolio may hold larger positions in single issuers than a diversified fund. Because the Portfolio is not required to meet diversification requirements that are applicable to some funds, there is an increased risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Mid-capitalization company risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell the securities. Such investments also may be more volatile than investments in larger companies.

Small company risk. The shares of small companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

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The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
20.86%	2nd Quarter of 2009	-27.39%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	-3.96%	1.50%	1.10%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Steven M. Barry	Managing Director	May 2002
AST Investment Services, Inc.		Timothy Leahy, CFA	Managing Director	May 2009
		Joseph B. Hudepohl, CFA	Managing Director	November 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..75%
Distribution (12b-1) Fees	None
Other Expenses	..12%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..87%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Goldman Sachs Large-Cap Value	$89	$278	$482	$1,073

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 188% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of January 31, 2012, the median market capitalization of the Russell 1000® Value Index was approximately $4.77 billion, and the largest company by market capitalization was approximately $412.5 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies emerging countries and securities quoted in foreign currencies.

The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio’s subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

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Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Note: The AST Goldman Sachs Large-Cap Value Portfolio, formerly the AST AllianceBernstein Growth and Income Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 29, 2011. The performance figures prior to April 29, 2011 reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Annual Total Returns

Best Quarter:		Worst Quarter:
17.89%	2nd Quarter of 2003	-20.31%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	-5.52%	-4.54%	..94%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09	-.25	2.92
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	..39	-2.64	3.89

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Andrew Braun	Managing Director	April 2011

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Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
AST Investment Services Inc.		Sean Gallagher	Managing Director	April 2011
		John Arege, CFA	Managing Director	April 2011
		Charles (“Brook”) Dane, CFA	Vice President	April 2011

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	..15%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	1.15%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST International Growth	$117	$365	$633	$1,398

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 151% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate and such growth companies may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

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Annual Total Returns

Best Quarter:		Worst Quarter:
23.46%	2nd Quarter of 2009	-25.19%	3rd Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	-12.92%	-4.38%	3.15%
Index
Morgan Stanley Capital International (MSCI) EAFE Index (GD) (reflects no deduction for fees, expenses or taxes)	-11.73%	-4.26%	5.12%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	William Blair & Company LLC	W. George Greig	Principal and Portfolio Manager	November 2002
AST Investment Services, Inc.	Marsico Capital Management, LLC	James G. Gendelman	Portfolio Manager and Senior Analyst	November 2006
		Munish Malhotra, CFA	Portfolio Manager and Senior Analyst	February 2011
	Jennison Associates LLC	Mark Baribeau, CFA	Managing Director	May 2012
		Thomas Davis	Managing Director	May 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

9

SUMMARY: AST LARGE-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..75%
Distribution (12b-1) Fees	None
Other Expenses	..12%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..87%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Large-Cap Value	$89	$278	$482	$1,073

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 71% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The subadvisers invest primarily in stock and other equity securities.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

10

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
16.24%	3rd Quarter of 2009	-22.39%	4th Quarter of 2008

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Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	-4.19%	-5.97%	..58%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-.25%	2.92%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	..39%	-2.64%	3.89%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Hotchkis and Wiley Capital Management, LLC	George Davis	Principal, Portfolio Manager and Chief Executive Officer	April 2004
AST Investment Services, Inc.		Judd Peters	Portfolio Manager	April 2004
		Scott McBride	Portfolio Manager	April 2004
		Patricia McKenna	Principal and Portfolio Manager	April 2004
		Sheldon Lieberman	Principal and Portfolio Manager	April 2004
	Eaton Vance Management	Michael R. Mach, CFA	Vice President	January 2009
		Matthew F. Beaudry	Vice President	December 2009
		John D. Crowley	Vice President	December 2009
		Stephen J. Kaszynski, CFA	Vice President	December 2009

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek capital growth.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..90%
Distribution (12b-1) Fees	None
Other Expenses	..13%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	1.03%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Neuberger Berman Mid-Cap Growth	$105	$328	$569	$1,259

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 57% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of February 29, 2012, the median market capitalization of the companies in the Russell Midcap® Growth Index was approximately $4.39 billion and the largest company by market capitalization was approximately $21.38 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors. The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate and such growth companies may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.

Mid-capitalization company risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell the securities. Such investments also may be more volatile than investments in larger companies.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
15.75%	2nd Quarter of 2003	-25.68%	4th Quarter of 2008

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Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	1.68%	3.35%	4.75%
Index
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.65%	2.44%	5.29%
Standard & Poor’s MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	-1.73%	3.32%	7.04%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Kenneth J. Turek	Managing Director	January 2003
AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

15

SUMMARY: AST PIMCO LIMITED MATURITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..65%
Distribution (12b-1) Fees	None
Other Expenses	..13%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..78%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST PIMCO Limited Maturity Bond	$80	$249	$433	$966

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 575% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price

16

(liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

17

Annual Total Returns

Best Quarter:		Worst Quarter:
3.54%	2nd Quarter of 2009	-1.36%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	2.25%	4.81%	4.10%
Index
BofA Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	1.55%	3.69%	3.25%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director	January 2011
AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

18

SUMMARY: AST PIMCO TOTAL RETURN BOND PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..65%
Distribution (12b-1) Fees	None
Other Expenses	..12%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..77%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST PIMCO Total Return Bond	$79	$246	$428	$954

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 755% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the subadviser believes to be relatively undervalued. In selecting fixed income securities, the subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the subadviser’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the subadviser.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price

19

(liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between

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the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
8.30%	2nd Quarter of 2009	-3.58%	3rd Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	3.18%	6.51%	5.82%
Index
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	William H. Gross, CFA	Managing Director, Portfolio Manager, and Chief Investment Officer	December 1993
AST Investment Services, Inc.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

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FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST SMALL-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..90%
Distribution (12b-1) Fees	None
Other Expenses	..14%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	1.04%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth	$106	$331	$574	$1,271

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 66% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio’s investments will change with market conditions.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Small company risk. The shares of small companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

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Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate and such growth companies may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Liquidity and valuation risk. From time to time, the Portfolio may hold one or more securities for which there are no or few buyers and sellers or which are subject to limitations on transfer. The Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

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Annual Total Returns

Best Quarter:		Worst Quarter:
23.44%	2nd Quarter of 2003	-26.22%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	-.98%	4.73%	2.47%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.18%	..15%	5.62%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%

MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management, Inc.	Bert L. Boksen, CFA	Senior Vice President and Managing Director	April 2005
AST Investment Services, Inc.		Eric Mintz, CFA	Portfolio Co-Manager	April 2005
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	..85%
Distribution (12b-1) Fees	None
Other Expenses	..13%
Acquired Fund Fees & Expenses	__
Total Annual Portfolio Operating Expenses	..98%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Asset Allocation	$100	$312	$542	$1,201

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 92% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%. The subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. Up to 50% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. Up to 10% of the equity portion may be allocated to a real assets segment. The real assets segment invests with the intention of providing exposure to companies that focus on real asset investments. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed-income portion); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed-income portion); and cash reserves (up to 40% of the fixed-income portion). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. The Portfolio’s maximum combined exposure to foreign equity and fixed-income securities is 30% of the Portfolio’s net assets.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike Government National Mortgage Association securities, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risks include: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise

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offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner’s account value from time to time and will systematically transfer amounts between the Portfolio and other Portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer’s general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio’s investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Portfolio’s custom blended stock index consists of the Russell 3000 Index (42%), the MSCI EAFE Index (ND) (18%) and the Barclays Capital U.S. Aggregate Bond Index (40%). The manager determined the weight of each index comprising the blended index.
Annual Total Returns

Best Quarter:		Worst Quarter:
13.54%	2nd Quarter of 2009	-14.26%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 year	5 years	10 years
Portfolio	1.98%	2.14%	4.99%

Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Blended Index (reflects no deduction for fees, expenses or taxes)	5.03%	2.87%	4.44%

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MANAGEMENT OF THE PORTFOLIO

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Charles M. Shriver, CFA	Vice President and Portfolio Manager	May 2010
AST Investment Services, Inc.		Ken D. Uematsu, CFA	Vice President and Portfolio Manager	January 2009
		Raymond A. Mills, Ph.D., CFA	Vice President and Portfolio Manager	January 2000
		Daniel O. Shackelford, CFA	Vice President and Portfolio Manager	March 1999
		Anna Dopkin, CFA	Vice President and Portfolio Manager	April 2007
		Paul A. Karpers, CFA	Vice President and Portfolio Manager	August 2007
		Michael J. Conelius, CFA	Vice President and Portfolio Manager	June 2010

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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ABOUT THE FUND

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund) and its separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are identified in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (“the 1940 Act”), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in “How the Fund is Managed” later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Fund are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Allstate Life Insurance Company and Allstate Life Insurance Company of New York as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.

Additional information about each Portfolio is set forth in the following chapters, and is also provided in the SAI.

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PRINCIPAL RISKS

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Asset Transfer Program Risk. Each Target Maturity Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally requires contract owners to participate in certain specialized asset transfer programs under which Prudential will monitor each contract owner’s account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in the Target Maturity Portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner’s account value within the selected sub-accounts) and certain market return scenarios involving “flat” returns over a period of time may cause Prudential to transfer some or all of such contract owner’s account value to a Target Maturity Portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of the Target Maturity Portfolios and subject the Target Maturity Portfolios to certain risks. The asset transfers could adversely affect a Target Maturity Portfolio’s investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser’s ability to fully implement the Target Maturity Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Target Maturity Portfolios compared to other similar funds.

For more information on the benefit programs and asset transfer programs, please see your contract prospectus.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks, including:

  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To

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  mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards). See “Liquidity and valuation risk,” below.
  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
  Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be volatile than the prices of investments in traditional equity and debt securities.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds Risk. The portfolios may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses,” above for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. In addition, because the Portfolios are used as Underlying Portfolios for certain asset allocation Portfolios, a large-scale purchase and redemption activity by the asset allocation Portfolios could increase expenses of the Underlying Portfolios.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.
  Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. See “Liquidity and valuation risk,” below.
  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest

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  rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.
  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.
  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.
  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.
  Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.
  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk. Each Asset Allocation Portfolio is structured as a “fund of funds,” which means that it invests primarily in other Portfolios, which we refer to as “Underlying Portfolios.” In addition to the risks associated with the indirect investment in the Underlying Portfolios, each Asset Allocation Portfolio is subject to the following additional risks:

  To the extent that an Asset Allocation Portfolio concentrates its assets among Underlying Portfolios that invest principally in one or several asset classes, the Asset Allocation Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, an Asset Allocation Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
  The ability of an Asset Allocation Portfolio to achieve its investment objective depends on the ability of the selected Underlying Portfolios to achieve their investment objectives. There is a risk that the selected Underlying Portfolios will underperform relevant markets, relevant indices, or other funds with similar investment objectives and strategies.
  The performance of an Asset Allocation Portfolio may be affected by large purchases and redemptions of Underlying Portfolio shares. For example, large purchases and redemptions may cause an Underlying Portfolio to hold a greater percentage of its assets in cash than other funds pursuing similar strategies, and large redemptions may cause an Underlying Portfolio to sell

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  assets at inopportune times. Underlying Portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other funds pursuing similar strategies. PI and the Portfolio’s Subadviser (s) seek to minimize the impact of large purchases and redemptions of Underlying Portfolio shares, but their abilities to do so may be limited.
  There is a potential conflict of interest between an Asset Allocation Portfolio and its advisers, PI and the Portfolio’s Subadviser(s). Because the amount of the investment management fees to be retained by PI and its affiliates may differ depending upon which Underlying Portfolios are used in connection with the Asset Allocation Portfolios, there is a potential conflict of interest for PI and the Portfolio’s Subadviser(s) in selecting the Underlying Portfolios. In addition, PI and the Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an Underlying Portfolio in which an Asset Allocation Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Portfolio. Although PI and the Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the conflicts could impact the Asset Allocation Portfolios.

Growth Style Risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase.Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Leverage Risk. Leverage is the investment of borrowed cash. When using leverage, a Portfolio receives any profit or loss on the amount borrowed and invested, but remains obligated to repay the amount borrowed plus interest. The effect of using leverage is to amplify the Portfolio’s gains and losses in comparison to the amount of the Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. To mitigate leverage risk, a Portfolio may segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

License Risk. A Portfolio or a subadviser may rely on licenses from third parties that permit it to use the intellectual property in connection with the investment strategies for the Portfolio. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategy. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

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Liquidity and Valuation Risk Of Private Real Estate-Related Investments. Private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by the Global Real Estate Portfolio will be valued at fair value pursuant to guidelines established by the Fund’s Board of Trustees. The guidelines incorporate periodic independent appraised value of the properties, but an appraisal is only an estimate of market value. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.

Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser’s investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model designed by an adviser are subject to the risk that the investment model may not perform as expected.

Merger Arbitrage and Distressed Companies. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Mid-Capitalization Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates, and typically have less access to capital.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer.

Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Recent Events Risk. The ongoing financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments have increased deficit spending while the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The reduction

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or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed income securities an interest rate of 0% forms an effective limit on how high a security’s price would be expected to rise. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

Small Company Risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less access to capital. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller and medium sized companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio’s investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees of Advanced Series Trust without shareholder approval.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment.

A Portfolio may have a policy to invest 80% of its assets in a particular category of investments based on the name of the Portfolio. The 80% requirement is applied at the time the Portfolio makes an investment. Those 80% policies are non-fundamental and may be changed by the Board of Trustees of Advanced Series Trust without shareholder approval. The Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.

A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.

In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

AST Goldman Sachs Concentrated Growth Portfolio

Investment Objective: Long-term growth of capital.

Principal Investment Policies:

The Portfolio pursues its objective, under normal circumstances, by investing primarily in equity securities. Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks. Investments will be in companies that the Subadviser believes have potential to achieve capital appreciation over the long-term. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Subadviser to be positioned for long-term growth.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations. The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

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Non-diversified Status. The Portfolio is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in only a few issuers, unlike “diversified” mutual funds. Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Other Investments:

Although the Subadviser invests primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

  35% of its assets in bonds rated below investment grade (“junk” bonds).
  25% of its assets in mortgage- and asset-backed securities.
  10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio’s assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

AST Goldman Sachs Large-Cap Value Portfolio

Investment Objective: long-term growth of capital.

Principal Investment Policies:

The Portfolio has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of January 31, 2012, the median market capitalization of the Russell 1000® Value Index was approximately $4.77 billion and the largest company by capitalization was approximately $412.5 billion.

The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.

The Portfolio seeks to achieve its investment objective by investing in value opportunities that the Portfolio’s Subadviser, defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.

The Portfolio’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Subadviser may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when the Subadviser adjusts its outlook on the security based on subsequent events, the Subadviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition the Subadviser may sell a position in order to meet shareholder redemptions.

Other Investments:

Although the Portfolio invests primarily in publicly-traded U.S. securities, it may invest in foreign securities, including securities quoted in foreign currencies and emerging country securities. The Portfolio may also invest in fixed income securities, such as government, corporate, and bank debt obligations.

AST International Growth Portfolio

Investment Objective: long-term growth of capital.

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Principal Investment Policies:

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants, securities convertible into or exchangeable for common or preferred stocks, American Depositary Receipts (ADRs) and other similar depositary receipts and shares. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The assets of the Portfolio are independently managed by three Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser follows the Portfolio’s policy of investing, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States, each Subadviser expects to utilize different investment strategies to achieve the Portfolio’s investment objective of long-term growth of capital. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

The Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

William Blair. William Blair generally takes a “bottom-up” approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge, William Blair generally selects securities, without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

Marsico. In selecting investments for the Portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.

In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, Marsico may visit with a company’s management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally

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intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the Portfolio’s investments in securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to Marsico’s estimates of future earnings and cash flow growth, or for other reasons.

The core investments of the Portfolio *i.e., the primary investments held by the Portfolio over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Jennison. Jennison’s investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison’s investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.

Jennison’s investment team may consider companies that have sources of attractive growth that take many forms, including disruptive (or game-changing) technologies, products, or services; new product cycles or market expansion; inflection points in industry growth; best-of-breed leadership in particular niches, believed to have sustainable competitive advantages; and restructuring synergies.

Jennison also considers the competitive landscape, including a company’s current market share and positioning relative to competitors; potential to increase market share; degree of industry concentration; ability to benefit from economies of scale; pricing power; exposure to regulation; technology relative to competitors; distribution costs relative to competitors; and patent protections.

Jennison likewise assesses a company’s ability to execute its business strategy - factors considered may include the company’s financial flexibility, capital resources, and the quality of its management.

Along with attractive fundamental characteristics, Jennison also looks for companies with appropriate valuations.

Jennison’s investment strategy is not limited by specific industry, sector or geographic requirements or limits. As such, sector and industry weightings are incidental to Jennison’s bottom-up stock selection process.

Jennison may reduce or eliminate a position in a security from the portion of the Portfolio that it manages under circumstances that the investment team believes appropriate, including in the event of an unfavorable change in fundamentals such as a weakening financial or competitive position or a significant change in management or governance issues, an increase in a stock’s volatility exposure or for other reasons.

Special Situations. The Portfolio may invest in “special situations” from time to time. A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

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Other Investments:

The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). Other types of derivatives in which the Portfolio may invest include participation notes (“Pnotes”) or Low Exercise Price Warrants (“LEPWs”) or similar instruments as a way to access certain non-US markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks or equity.

The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

This Portfolio is co-managed by William Blair, Marsico and Jennison. As of January 31, 2012, William Blair is responsible for managing approximately 41% of the Portfolio and Marsico is responsible for managing approximately 59% of the Portfolio. Jennison commenced service as a subadviser to the Portfolio on or about April 30, 2012, and it is expected that Jennison will be responsible for managing 50% of the Portfolio’s assets, Marsico will be responsible for managing approximately 30% of the Portfolio’s assets, and William Blair will be responsible for managing approximately20% of the Portfolio’s assets.

AST Large-Cap Value Portfolio

Investment Objective: current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

The assets of the Portfolio are independently managed by two subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in large capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio’s objective of current income and long-term growth of income, as well as capital appreciation. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Subadviser also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

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Eaton Vance normally invests primarily in value stocks of large-cap companies, which are common stocks that, in the Subadviser’s opinion, are inexpensive or undervalued relative to the overall stock market. Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of the company’s net value. Many of these considerations are subjective. Eaton Vance intends to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Subadviser may sell a security when its price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

As an alternative to holding foreign securities directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 20% limitation on investing in foreign securities. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks. The Portfolio may also invest in other equity securities, including, but not limited to, convertible securities, preferred stock and real estate investment trusts.

On or about January 31, 2012, Hotchkis and Wiley was responsible for managing approximately 35% of the Portfolio’s assets, Eaton Vance was responsible for managing approximately 65% of the Portfolio’s assets.

AST Neuberger Berman Mid-Cap Growth Portfolio

Investment Objective: capital growth.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Growth Index. As of February 29, 2012, the median market capitalization of the companies in the Russell Midcap® Growth Index was approximately
$4.39 billion and the largest company by market capitalization was approximately $21.38 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio’s growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

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Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

AST PIMCO Limited Maturity Bond Portfolio

Investment Objective: to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Subadviser’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio invests in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within a one- to three-year time frame based on the Subadviser’s forecast for interest rates. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or equivalently by Standard & Poor’s Corporation (“S&P”) or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may also invest up to 10% of its total assets in preferred stocks.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices used by the Portfolio.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

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Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

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Short Sales and Short Sales “Against the Box.” Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio’s records or with its Custodian.

Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the

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contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.” Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the Subadviser’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Fund’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO Total Return Bond Portfolio

Investment Objective: to maximize total return, consistent with preservation of capital, and prudent investment management.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in fixed income investments which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Portfolio holdings are concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Subadviser believes to be relatively undervalued. In selecting fixed income securities, the Subadviser uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as

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maturity, type and coupon rate) will vary based on the Subadviser’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Subadviser.

The Portfolio invests in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, as calculated by PIMCO. The Portfolio may invest up to 10% of its total assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Corporation (“S&P”) or Fitch (or, if unrated, determined by the Subadviser to be of comparable quality). The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage- and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.

U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Subadviser may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an

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extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements, the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities of issuers based in developing countries (as determined by the Subadviser). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

Short Sales and Short Sales “Against the Box.” The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When the Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. the Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Portfolio’s records or with its Custodian.

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Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy. The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.” Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the Subadviser’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Fund’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

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For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Fund’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Small-Cap Growth Portfolio

Investment Objective: long-term capital growth.

Principal Investment Policies:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index and those on which the Subadvisers intend to focus the Portfolio’s investments will change with market conditions.

Eagle is responsible for managing a portion of the Portfolio’s assets. Eagle uses extensive fundamental research to seek out rapidly growing, under-researched small cap companies trading at reasonable valuations. Such companies typically have accelerating earnings growth, a high or expanding return on equity, a competent management team with a strong ownership incentive and a positive catalyst such as an exciting new product, a management change or other restructuring.

Securities will generally be sold if they reach what is believed to be an unsustainable valuation, if their fundamentals deteriorate, if the original investment thesis proves to be incorrect or if the industry dynamics have negatively changed.

Emerald is also responsible for managing a portion of the Portfolio’s assets. Emerald seeks to maximize returns and minimize risks by capitalizing on the inefficiencies inherent in today’s small-cap markets. Emerald is dedicated to intense fundamental, bottom-up research designed to identify unrecognized, under-researched, undervalued as well as overvalued companies. Since the majority of stocks traded on the NASDAQ and American Stock Exchange are followed by two or fewer analysts, Emerald believes there is extraordinary opportunity in the small capitalization markets. Emerald strives to construct portfolios which bear little resemblance to the broad market and are comprised of companies that “they strive to know better than anyone else.”

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease, and you could lose money. The prices of the securities in the Portfolios will fluctuate. These price movements may occur because of changes in the financial markets as a whole, a company’s individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities. In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

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Foreign Securities. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

AST T. Rowe Price Asset Allocation Portfolio

Investment Objective: a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies:

The Portfolio invests, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Subadviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies. The Portfolio’s exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 50% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities.

Up to 10% of the equity portion of the Portfolio may be allocated in a real assets segment. The assets of this segment are invested with the specific intention of providing exposure equity securities of companies that derive a significant portion of their profits or revenues from, or invest a significant portion of their assets in real assets and activities related to real assets. For these purposes, real assets are defined broadly and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30% of the fixed-income portion); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 50% of the fixed-income portion); and cash reserves (up to 40% of the fixed-income portion). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies. Notwithstanding the individual maximum exposures for foreign equity securities (i.e., 50% of equity portion of the Portfolio) and foreign fixed-income securities (i.e., 50% of fixed-income portion of Portfolio), the maximum combined exposure to foreign equity and fixed-income securities is 30% of the Portfolio’s net assets.

The precise mix of equity and fixed income investments depends on the Subadviser’s outlook for the markets. When deciding upon asset allocations, the Subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. The Portfolio’s investments in foreign equity and debt securities are intended to provide additional diversification, and the Subadviser will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets into more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

Equity Securities. When selecting particular stocks to purchase, the Subadviser examines relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

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Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may also be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Fixed Income Securities. Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets. Up to 30% of the Portfolio’s fixed income portion may be invested in high yield bonds. A significant portion of the Portfolio’s fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. Bank debt and loan participations and assignments may also be purchased. Maturities and duration of the fixed income portion of the portfolio will reflect the sub-advisor’s outlook for interest rates. The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Subadviser.

Other Investments:

Swap Agreements. The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements. All of these agreements are considered derivatives and to the extent the Portfolio enters into swap agreements, it will be exposed to additional volatility and potential losses. Swaps can be used for a variety of purposes, including: to manage exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund’s Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes ( note: the exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required) and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI also participates in the day-to-day management of several Portfolios, a noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.

If there is more than one subadviser for a Portfolio, the Investment Managers will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund’s annual report (for agreements approved during the six month period ended December 31).

Investment Management Fees

Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to the Investment Managers during 2011:

AST Goldman Sachs Concentrated Growth	0.90%

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AST Goldman Sachs Large-Cap Value	0.75%
AST International Growth	0.91%
AST Large-Cap Value	0.75%
AST Neuberger Berman Mid-Cap Growth	0.90%
AST PIMCO Limited Maturity Bond	0.65%
AST PIMCO Total Return Bond	0.65%
AST Small-Cap Growth	0.90%
AST T. Rowe Price Asset Allocation	0.85%

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Investment Managers pay each investment Subadviser a subadvisory fee out of the fee that the Investment Managers receive from the Fund. The investment Subadvisers for each Portfolio of the Fund are described below:

Eagle Asset Management, Inc. (Eagle) is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 40 investment professionals, and has approximately $18 billion in assets under management as of December 31, 2011. Eagle’s address is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Eaton Vance Management (Eaton Vance) is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies—Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., has its principal offices at Two International Place, Boston, Massachusetts 02110. As of December 31, 2011, Eaton Vance and its affiliates had over $180 billion in assets under management.

Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, Inc. (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a sub-advisor capacity for mutual fund and other registered investment companies. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of December 31, 2011, Emerald Advisers had approximately $1.5 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2011, GSAM, including its investment advisory affiliates, had assets under management of $705.84 billion. GSAM’s address is 200 West Street, New York, New York 10282-2198.

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2011, Hotchkis and Wiley had approximately $16.2 billion in assets under management. Hotchkis and Wiley’s address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2011 Jennison managed in excess of $135 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, majority employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2011, Marsico had approximately $37.3 billion under management.

Neuberger Berman LLC (Neuberger). With a heritage dating to 1939, Neuberger is a majority employee-controlled company. As of December 31, 2011, Neuberger managed approximately $193 billion in assets. Neuberger’s address is 605 Third Avenue, New York, New York 10158.

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Asset Management with minority interests held by PIMCO Partners, LLC, a California limited liability company, and certain officers of PIMCO. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is wholly owned by Allianz SE. As of December 31, 2011, PIMCO managed $1.357 trillion in assets. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $489.5 billion in assets as of December 31, 2011. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

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T. Rowe Price International Ltd. (T. Rowe Price International), was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Services Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

William Blair & Company LLC (William Blair). William Blair is an independent, 100% active-employee owned firm founded in 1935. As of December 31, 2011, William Blair managed approximately $41.2 billion in assets. William Blair’s address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund’s Portfolios is set forth below.

In addition to the information set forth below, the Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

AST Goldman Sachs Concentrated Growth Portfolio

Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity;
Chief Investment Officer of the Growth Team
Steve is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is also Chief Investment Officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm’s US Growth strategies. Steve has 26 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. Steve currently serves as an advisory board member at Boston College’s Center for Asset Management.

Timothy M. Leahy, CFA
Managing Director; Portfolio Manager
Tim is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the health care services and medical devices industries. Along with Steve Barry and Joe Hudepohl, Tim is also responsible for portfolio construction for the large cap portfolios. Prior to joining the Growth Team in September 2005, Tim was a senior analyst in the Global Investment Research Division of Goldman Sachs covering the health care facilities sector. Additionally, Tim was a member of the health care services team which was consistently highly ranked in Institutional Investor All-America and Greenwich Associates surveys. Prior to joining Goldman Sachs in 1999, Tim was a research associate with First Union Capital Markets. Tim graduated with a BA in Business Administration from the University of Richmond in 1998.

Joseph B. Hudepohl, CFA
Managing Director; Portfolio Manager
Joe is a portfolio manager for the Growth Team.  He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries.  Along with Steve Barry and Tim Leahy, Joe is also responsible for portfolio construction for the large cap portfolios. Prior to joining the Growth Team in July 1999, he was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games.  Joe graduated with a BA in Economics from Stanford University in 1997.

AST Goldman Sachs Mid-Cap Growth Portfolio

Steven M. Barry
Managing Director; Chief Investment Officer of Fundamental Equity;Chief Investment Officer of the Growth Team

Steve is Chief Investment Officer of Fundamental Equity, responsible for the overall business management of the global Fundamental Equity franchise. He is Chief Investment Officer of the Growth Team, where he is responsible for the portfolio management and investment research process of the firm’s US Growth strategies. Steve has 24 26 years of investment experience. He joined Goldman Sachs in 1999 as a vice president, was named managing director in 2001 and partner in 2004. Prior to joining the firm, Steve spent 11 years as a vice president at Alliance Capital Management. He began his career as an associate at E.F. Hutton. Steve earned a BA in Mathematics and Economics from Boston College in 1985. Steve currently serves as an advisory board member at Boston College’s Center for Asset Management.

Scott G. Kolar, CFA
Managing Director; Chairman of the Investment Committee; Co-Lead Portfolio Manager, Non-Large Cap Strategies

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Scott is a portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team’s information systems specialist, designing and implementing its technology infrastructure.  Scott is Chairman of the Investment Committee, and along with Steve Barry and Jeff Rabinowitz is also responsible for portfolio construction for the non-large cap portfolios. Scott worked at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997.  He graduated with a BA in Government from Harvard University in 1994.

Jeffrey Rabinowitz, CFA
Managing Director; Co-Lead Portfolio Manager, Non-Large Cap Strategies

Jeff is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and semiconductor industries. Along with Steve Barry and Scott Kolar, Jeff is also responsible for portfolio construction for the non-large cap portfolios. Prior to joining Goldman Sachs in May 1999, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones. Jeff graduated with honors from Florida Atlantic University with a BS degree in Electrical Engineering. He received his MBA in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

AST International Growth Portfolio

William Blair Segment. W. George Greig is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.

Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: BS, Massachusetts Institute of Technology; MBA, Wharton School of the University of Pennsylvania.

Marsico Segment. James G. Gendelman co-manages the Marsico-managed sleeve of the AST International Growth Portfolio. Prior to joining Marsico in 2000, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Munish Malhotra, CFA co-manages the Marsico-managed sleeve of the AST International Growth Portfolio. Mr. Malhotra is a senior analyst who joined Marsico in May 2003. He earned the Chartered Financial Analyst designation in 2006, and has more than ten years of experience in the financial services industry. Mr. Malhotra was previously employed as an international equities analyst at Driehaus Capital Management in Chicago from 2000-2003. He earned a BA degree in Economics from Loyola University of Chicago.

Jennison Segment. Mark Baribeau and Thomas Davis are the portfolio managers of the segment of the Portfolio managed by Jennison and have final authority over all aspects of the segment’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark Baribeau is a portfolio manager of the Portfolio. He joined Jennison in April 2011. He was previously with Loomis Sayles for over 21 years, where he was lead portfolio manager for the global equity opportunities strategy since 2005. In addition, he managed large cap growth portfolios from 1992 to 2010, serving as lead-manager from 1999 to 2010. Prior to his tenure at Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA degree in Economics from the University of Vermont and an MA degree from the University of Maryland. He is a Certified Financial Analyst (CFA).

Thomas Davis is a portfolio manager of the Portfolio. He joined Jennison in April 2011. He was previously with Loomis Sayles for 11 years, most recently as a co-portfolio manager with Mark Baribeau of global equity portfolios. He began his tenure at Loomis as a research analyst covering domestic insurance companies, securities brokers, exchanges, asset managers and government-sponsored enterprises and as a portfolio manager for a financial sector strategy. Prior to Loomis, he was a global equity research analyst at Putnam Investments covering insurance companies, Asian property developers and REITs. He earned a BA degree in Economics from Dartmouth College and an MBA from Duke University.

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The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

AST Large-Cap Value Portfolio

Hotchkis and Wiley Segment. Hotchkis and Wiley manages institutional separate accounts and is the advisor and sub-advisor to mutual funds, including the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios”. Investment ideas for the Portfolio are generated by Hotchkis’ investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

George Davis, Judd Peters, Scott McBride, Patricia McKenna and Sheldon Lieberman participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis’ investment team in 1988. Mr. Peters, Portfolio Manager, joined Hotchkis’ investment team in 1999. Mr. McBride, Portfolio Manager, joined Hotchkis’ investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1995. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis’ investment team in 1994.

Eaton Vance Segment. A team of portfolio managers led by Michael R. Mach, CFA, manages the portion of the Portfolio assigned to Eaton Vance. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski, CFA.

Mr. Mach is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray’s Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach’s prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985. Mr. Mach earned a BBA in marketing and psychology from the University of Wisconsin, an MA in social sciences and an MBA with concentrations in finance, economics and international business from the University of Chicago.

Mr. Beaudry has been managing other Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance.

Mr. Crowley has been managing other Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance.

Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004-January 2007). He is a Vice President of Eaton Vance.

AST Neuberger Berman Mid-Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek joined Neuberger in 2002 and is a Managing Director and Portfolio Manager for the firm’s Growth Equity Group. Prior to joining the firm, he worked for Northern Trust, where he spent five years as a vice president and senior portfolio manager in Institutional Asset Management. Additionally, Kenneth had been a portfolio manager at National Investment Services and CIO at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust.

AST PIMCO Limited Maturity Bond Portfolio

Saumil H. Parikh, CFA is a managing director in the Newport Beach office, generalist portfolio manager and a member of the PIMCO Investment Committee. He leads the firm’s cyclical economic forums and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 13 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

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AST PIMCO Total Return Bond Portfolio

William H. Gross, CFA is a founder, managing director and co-CIO of PIMCO based in the Newport Beach office. He has been with PIMCO since he co-founded the firm in 1971 and oversees the management of more than $1 trillion of securities. He is the author of numerous articles on the bond market, as well as the book, “Everything You’ve Heard About Investing is Wrong,” published in 1997. Among the awards he has received, Morningstar named Mr. Gross and his investment team Fixed Income Manager of the Decade for 2000-2009 and Fixed Income Manager of the Year for 1998, 2000, and 2007 (the first three-time recipient). He received the Bond Market Association’s Distinguished Service Award in 2000 and became the first portfolio manager inducted into the Fixed Income Analysts Society’s hall of fame in 1996. Mr. Gross is a seven-time Barron’s Roundtable panelist (2005-2011), appearing in the annual issue featuring the industry’s top investment experts, and he received the Money Management Lifetime Achievement Award from Institutional Investor magazine in 2011. In a survey conducted by Pensions and Investments magazine in 1993, he was recognized by his peers as the most influential authority on the bond market in the U.S. He has 42 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

AST Small-Cap Growth Portfolio

Eagle Segment .. The portfolio manager primarily responsible for management of the segment of the Portfolio managed by Eagle is Bert L. Boksen, CFA. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He earned a BA in Business from City College of New York in 1970, and an MBA in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Portfolio Co-Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. He holds a BA in economics from Washington and Lee University and earned his MBA from the University of Southern California. Mintz received his Chartered Financial Analyst designation in 2000.

Emerald Segment. The portfolio managers primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.

Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, Inc. and part of the Small Cap Portfolio Management team. Mr. Mertz was past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member of Diakon, a social ministries continuing care provider, and the Chairman of the Diakon Lutheran Fund of its endowment arm. Mr. Mertz graduated from Millersville University with a BA in Economics.

Ms. Sears is Senior Vice President and a member of the Small Cap Portfolio Management team. Additionally, Ms. Sears maintains research coverage of the Retail, Apparel, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. Mr. Garner served as President of the Millersville University Foundation and previously served as Chair of the Board’s Investment Committee. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

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AST T. Rowe Price Asset Allocation Portfolio

The Portfolio has an Investment Advisory Committee that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio’s investment program. Charles M. Shriver, CFA is Chairman of the Investment Advisory Committee and is responsible for implementing and monitoring the Portfolio’s overall investment strategy, as well as the allocation of the Portfolio’s assets. Charles Shriver is a Vice President of T. Rowe Price and a Portfolio Manager within the Asset Allocation Group. He has been with the firm since 1991.

Ken D. Uematsu, CFA is a Vice President of T. Rowe Price and a portfolio manager and quantitative analyst in the U.S. Quantitative Equity Group. He is responsible for the Portfolio’s U.S. small cap equity investments. Ken joined the firm in 1997 as a portfolio assistant in the Fixed Income Division and later moved to the position of investment liaison. In 2000, he joined the Equity Division as an associate research analyst.

Raymond A. Mills, Ph.D., CFA is a Vice President of T. Rowe Price and T. Rowe Price International, and is responsible for making recommendations regarding the Portfolio’s foreign equity holdings. Prior to joining the firm in 1997 he was a Principal Systems Engineer on large space systems with The Analytic Sciences Corporation.

Daniel O. Shackelford, CFA, is a Vice President of T. Rowe Price and chairman of the firm’s Fixed Income Strategy Committee. He is responsible for making recommendations regarding the Portfolio’s high grade bond investments. Prior to joining the firm in 1999, Dan was the principal and head of fixed income for Investment Counselors of Maryland. The Portfolio’s U.S. large cap equity investments are selected based on a research-driven strategy utilizing the investment recommendations of a group of the firm’s equity research analysts.

Anna Dopkin, CFA, is a Vice President of T. Rowe Price, Co-Director of U.S. Equity Research and a member of the firm’s Equity Steering Committee. Anna is responsible for implementing the Portfolio’s overall strategy. Prior to joining the firm in 1996, Ms. Dopkin worked at Goldman Sachs in its Mortgage Securities Department in New York and London.

Paul A. Karpers, CFA is a Vice President of T. Rowe Price and a high yield portfolio manager in the Fixed Income Division. He is responsible for the Portfolio’s investments in high-yield securities. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia.

Michael J. Conelius, CFA, is a Vice President of T. Rowe Price and is responsible for the Portfolio’s emerging market debt securities investments. Mr. Conelius joined the firm in 1988.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund’s Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the “contracts”). Therefore, the insurance companies purchasing Portfolio shares (the “participating insurance companies”), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund’s transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund’s policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute

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any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund’s frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2016, 2017, 2018, 2019, 2020, 2021 2022 and 2023 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder’s account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner’s account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio’s investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

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Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared).

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Fund that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board’s Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower’s or lessee’s ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

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Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Fund currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Fund has no principal underwriter or distributor.

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OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is included in the Fund’s SAI and on the Fund’s website.

Legal Proceedings

Commencing in 2003, Prudential Financial, Inc. and its subsidiaries (collectively, the “Company”) received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these previously disclosed investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. The Company acquired ASISI from Skandia Insurance Company Ltd (publ) (“Skandia”) in May 2003. Subsequent to the acquisition, the Company implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party which conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Fund’s Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which the Company acquired ASISI from Skandia, the Company was indemnified for the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.

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The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI’s, AST’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified.

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AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.36	$24.83	$16.62	$27.86	$24.44
Income (Loss) From Investment Operations:
Net investment income (loss)	0.06	0.05	0.07	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	(1.14)	2.50	8.14	(11.18)	3.39
Total from investment operations	(1.08)	2.55	8.21	(11.20)	3.42
Less Distributions:	(0.04)	(0.02)	–	(0.04)	–
Net Asset Value, end of year	$26.24	$27.36	$24.83	$16.62	$27.86
Total Return(a)	(3.96)%	10.29%	49.40%	(40.27)%	13.99%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$924.2	$1,949.0	$424.3	$260.5	$590.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.01%	1.05%	0.93%	0.86%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.05%	1.02%	1.00%
Net investment income (loss)	0.14%	0.21%	0.35%	(0.07)%	0.11%
Portfolio turnover rate	65%	37%	65%	53%	46%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

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AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.93	$14.35	$12.44	$23.62	$23.50
Income (Loss) From Investment Operations:
Net investment income	0.20	0.14	0.17	0.27	0.31
Net realized and unrealized gain (loss) on investments	(1.07)	1.67	2.16	(9.11)	0.86
Total from investment operations	(0.87)	1.81	2.33	(8.84)	1.17
Less Distributions:	(0.15)	(0.23)	(0.42)	(2.34)	(1.05)
Net Asset Value, end of year	$14.91	$15.93	$14.35	$12.44	$23.62
Total Return(a)	(5.52)%	12.89%	19.19%	(40.69)%	4.99%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,185.3	$894.8	$874.1	$1,092.3	$3,480.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.86%	0.87%	0.88%	0.85%	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.88%	0.88%	0.85%	0.83%
Net investment income	1.38%	0.99%	1.33%	1.44%	1.28%
Portfolio turnover rate	188%	71%	143%	188%	82%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

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AST INTERNATIONAL GROWTH PORTFOLIO
	Year Ended December 31,
	2011	2010	2009(c)	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.53	$10.11	$7.61	$18.26	$16.55
Income (Loss) From Investment Operations:
Net investment income	0.11	0.08	0.05	0.19	0.18
Net realized and unrealized gain (loss) on investments	(1.59)	1.38	2.61	(8.15)	2.95
Total from investment operations	(1.48)	1.46	2.66	(7.96)	3.13
Less Distributions:	(0.07)	(0.04)	(0.16)	(2.69)	(1.42)
Capital Contributions (Note 4):	–(d)	–	–	–	–
Net Asset Value, end of year	$9.98	$11.53	$10.11	$7.61	$18.26
Total Return(a)	(12.92)%	14.50%	35.29%	(50.23)%	19.05%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,237.2	$2,777.0	$2,138.5	$1,003.9	$2,773.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.09%	1.12%	1.16%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.15%	1.14%	1.13%	1.16%	1.11%
Net investment income	1.01%	0.72%	0.57%	1.30%	0.97%
Portfolio turnover rate	151%	147%	80%	102%	85%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.

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AST LARGE-CAP VALUE PORTFOLIO
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.32	$11.90	$10.26	$18.77	$20.16
Income (Loss) From Investment Operations:
Net investment income	0.22	0.16	0.18	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.77)	1.39	1.76	(7.75)	(0.94)
Total from investment operations	(0.55)	1.55	1.94	(7.40)	(0.60)
Less Distributions:	(0.17)	(0.13)	(0.30)	(1.11)	(0.79)
Capital Contributions (Note 4):	–(d)	–	–	–	–
Net Asset Value, end of year	$12.60	$13.32	$11.90	$10.26	$18.77
Total Return(a)	(4.19)%	13.16%	19.44%	(41.49)%	(2.99)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,620.4	$3,863.8	$2,676.3	$1,508.8	$2,137.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.84%	0.85%	0.85%(e)	0.83%
Expenses Before Waivers and/or Expense Reimbursement	0.87%	0.87%	0.88%	0.85%(e)	0.83%
Net investment income	1.69%	1.34%	1.69%	2.39%	1.78%
Portfolio turnover rate	71%	38%	104%	125%	78%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.

(e) Includes loan interest expense and merger cost of 0.01%.

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AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2011(c)	2010(c)	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.36	$16.60	$12.79	$22.51	$18.42
Income (Loss) From Investment Operations:
Net investment loss	(0.13)	(0.06)	(0.02)	(0.16)	(0.05)
Net realized and unrealized gain (loss) on investments	0.48	4.82	3.83	(9.56)	4.14
Total from investment operations	0.35	4.76	3.81	(9.72)	4.09
Capital Contributions (Note 4):	0.01	–	–	–	–
Net Asset Value, end of year	$21.72	$21.36	$16.60	$12.79	$22.51
Total Return(a)	1.68%	28.67%	29.79%	(43.18)%	22.20%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$562.7	$699.2	$458.2	$318.6	$869.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.04%	1.05%	1.03%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.05%	1.03%	1.00%
Net investment loss	(0.58)%	(0.31)%	(0.33)%	(0.46)%	(0.27)%
Portfolio turnover rate	57%	47%	73%	62%	70%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

74

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008(c)	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.58	$10.46	$10.85	$11.36	$11.18
Income (Loss) From Investment Operations:
Net investment income	0.14	0.11	0.30	0.44	0.51
Net realized and unrealized gain (loss) on investments	0.11	0.29	0.75	(0.32)	0.24
Total from investment operations	0.25	0.40	1.05	0.12	0.75
Less Distributions:	(0.28)	(0.28)	(1.44)	(0.63)	(0.57)
Net Asset Value, end of year	$10.55	$10.58	$10.46	$10.85	$11.36
Total Return(a)	2.34%	3.90%	10.33%	1.02%	6.80%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,026.2	$968.4	$1,033.9	$775.7	$1,227.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.79%(d)	0.79%	0.78%(d)	0.76%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.80%(d)	0.79%	0.78%(d)	0.76%(d)
Net investment income	1.34%	1.02%	2.78%	3.92%	4.45%
Portfolio turnover rate	575%	368%	363%	410%	135%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Includes interest expense of 0.01%, 0.01% and 0.01% for the years ended December 31, 2010, 2008 and 2007, respectively.

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AST PIMCO TOTAL RETURN BOND PORTFOLIO
	Year Ended December 31,
	2011(c)	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.16	$11.70	$11.31	$12.10	$11.43
Income (Loss) From Investment Operations:
Net investment income	0.26	0.25	0.35	0.63	0.55
Net realized and unrealized gain (loss) on investments	0.13	0.64	1.41	(0.89)	0.40
Total from investment operations	0.39	0.89	1.76	(0.26)	0.95
Less Distributions:	(0.64)	(0.43)	(1.37)	(0.53)	(0.28)
Net Asset Value, end of year	$11.91	$12.16	$11.70	$11.31	$12.10
Total Return(a)	3.18%	7.72%	16.53%	(2.26)%	8.31%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,925.1	$9,779.9	$8,417.4	$3,108.2	$4,775.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%(d)	0.74%(d)	0.75%(d)	0.75%(d)	0.74%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77%(d)	0.77%(d)	0.78%(d)	0.75%(d)	0.74%(d)
Net investment income	2.14%	2.09%	3.03%	4.20%	4.67%
Portfolio turnover rate	755%	633%	445%	506%	297%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

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AST SMALL-CAP GROWTH PORTFOLIO
	Year Ended December 31,
	2011(c)	2010	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.40	$14.99	$11.20	$17.23	$16.08
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.12)	(0.03)	0.05	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	(0.08)	5.48	3.75	(6.04)	1.21
Total from investment operations	(0.20)	5.45	3.80	(6.03)	1.15
Less Distributions:	–	(0.04)	(0.01)	–	–
Net Asset Value, end of year	$20.20	$20.40	$14.99	$11.20	$17.23
Total Return(a)	(0.98)%	36.42%	33.91%	(35.00)%	7.15%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$517.2	$639.8	$362.1	$219.4	$162.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.04%	1.07%	1.10%(d)	1.05%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.07%	1.10%(d)	1.05%
Net investment income (loss)	(0.56)%	(0.28)%	0.36%	0.07%	(0.26)%
Portfolio turnover rate	66%	57%	69%	104%	39%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Includes merger expense of 0.02%.

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AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
	Year Ended December 31,
	2011	2010(c)	2009(c)	2008	2007(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.05	$15.45	$12.75	$18.05	$17.64
Income (Loss) From Investment Operations:
Net investment income	0.27	0.29	0.28	0.39	0.42
Net realized and unrealized gain (loss) on investments	0.07	1.47	2.75	(4.88)	0.69
Total from investment operations	0.34	1.76	3.03	(4.49)	1.11
Less Distributions:	(0.18)	(0.16)	(0.33)	(0.81)	(0.70)
Capital Contributions (Note 4):	–(d)	–	–	–	–
Net Asset Value, end of year	$17.21	$17.05	$15.45	$12.75	$18.05
Total Return(a)	1.98%	11.53%	24.14%	(25.94)%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,259.7	$3,523.9	$1,794.6	$693.5	$1,004.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.96%	0.99%	0.98%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.98%	1.01%	0.98%	0.97%
Net investment income	1.84%	1.84%	2.03%	2.50%	2.27%
Portfolio turnover rate	92%	51%	55%	122%	88%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) Less than $0.005 per share.

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GLOSSARY: PORTFOLIO INDEXES

BofA Merrill Lynch 1-3 Year Treasury Index. The BofA Merrill Lynch 1-3 Year Treasury Index is a sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Barclays Capital Aggregate Bond Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays Capital.

MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.

Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments

Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc.

Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any investment management expenses, and would have been lower if they included the effect of these expenses.

Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses, and would be lower if they included the effect of these expenses.

Standard & Poor’s 500 Index. The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor’s Corporation.

S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any sales charges, operating expenses and taxes. These returns would be lower if they included the effect of sales charges, operating expenses of a mutual fund or taxes. Source: Lipper Inc.

AST T. Rowe Price Asset Allocation Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (42%), the MSCI EAFE Index (18%), and the Barclays Capital U.S. Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudentialannuities.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-05186